EXHIBIT 32.2

                               CERTIFICATION


As required by Rule 13a-14(b) or Rule 15d-14(b) and 18 U.S.C. Section 1350, I, James M. Kratochvil, the Executive Vice President, Chief Financial Officer, Treasurer and Secretary of BPC Holding Corporation and Berry Plastics Corporation (the "Registrants"), hereby certify that:

1. The Registrants' Quarterly Report on Form 10-Q for the period ended June 28, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrants.


Date: August 11, 2003              _____________________________________
                                   Executive Vice President, Chief Financial
                                   Officer, Treasurer and Secretary